UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             ----------------------
                                    FORM 8-K
                             ----------------------


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 31, 2005


                             CIMETRIX, INCORPORATED
       ------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nevada                     0-16454                   87-0439107
           ------                     -------                  -----------
 State or other jurisdiction     Commission File No.           IRS Employer
      of Incorporation                                      Identification No.



           6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
                    (Address of principal executive offices)

       Registrant's telephone number, Including Area Code: (801) 256-6500



                                 Does Not Apply
                 ----------------------------------------------
              Former name, former address, and formal fiscal year,
                          if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
==================================================

     On January 31, 2005, Cimetrix, Incorporated (the "Company") reported that it had sold equity securities as set forth in the press release furnished with this report as Exhibit 99.1. The sales were made on January 26 and January 28, 2005, for a total of 2,500,000 shares of the Company's common stock at a price of $0.80 per share. No commissions or other payments were made to underwriters or agents. In making these sales, the Company relied on the exemptions from the registration requirements of Section 5 provided by Section 4(2), Regulation D, and Regulation S. The securities were sold to two business entities formed and headquartered in Japan which meet the definition of "accredited investor" as that term is defined in Rule 501 of Regulation D.



ITEM 9.01. FINANCIAL STATEMENTS AND REPORTS
===========================================

(c) Exhibit:

    Exhibit No.   Exhibit Description
    -----------   ------------------------
     99.1         Press Release of Cimetrix Incorporated dated January 31, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIMETRIX INCORPORATED
                                          (Registrant)



Dated:  January 31, 2005                 By:/S/ Robert H. Reback
                                           --------------------
                                           Robert H. Reback
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)